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                                                                   EXHIBIT  10.4
                                                                   -------------

                                                 [DEUTSCHE BANK SECURITIES LOGO]

                                                  Deutsche Bank Securities, Inc.
                                                  31 West 52nd Street
                                                  New York, NY 10019

                                                  Telephone: (212) 469-5000

As of March 23, 2000

TELXON SYSTEMS SERVICES INC.
Attn: John Castle
Tel: 330-664-1000
Fax: 330-664-2009

THIS CONFIRMATION SUPERSEDES ALL PREVIOUS CONFIRMATIONS WITH RESPECT TO THE TRANSACTION EVIDENCED HEREBY.

FIRST TRANSACTION AMENDMENT DBS REFERENCE NO. 23824-A

Dear Sir/Madam,

The purpose of this facsimile agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between DEUTSCHE BANK AG ACTING THROUGH ITS LONDON BRANCH ("PARTY A") and TELXON SYSTEMS SERVICES, INC. ("PARTY B") on the Trade Date specified below (the "Transaction"). For purposes of the ISDA Master Agreement referred to below, Component #1 and Component #2 of this Transaction shall constitute a single Transaction. This Confirmation constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below. This Confirmation constitutes the entire agreement and understanding of the parties with respect to the subject matter and terms of the Transaction and supersedes all prior or contemporaneous written and oral communications with respect thereto.

DEUTSCHE BANK AG IS NOT REGISTERED AS A BROKER DEALER UNDER THE U.S. SECURITIES EXCHANGE ACT OF 1934. DEUTSCHE BANK SECURITIES INC. ("DBS") HAS ACTED SOLELY AS AGENT IN CONNECTION WITH THIS TRANSACTION AND HAS NO OBLIGATION, BY WAY OF ISSUANCE, ENDORSEMENT, GUARANTEE OR OTHERWISE WITH RESPECT TO THE PERFORMANCE OF EITHER PARTY UNDER THE TRANSACTION.

The definitions and provisions contained in the 1996 ISDA Equity Derivatives Definitions (the "Equity Definitions"), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Equity Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation evidences a complete and binding agreement between Party A and Party B as to the terms of the Transaction to which this Confirmation relates. In addition Party A and Party B agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form") with such modifications as you and we will in good faith agree. Upon execution by Party A and Party B of such an agreement, this Confirmation will supplement, form part of, and be subject to that agreement. All provisions contained or incorporated by reference in that agreement upon its execution will govern this Confirmation. Until we execute and deliver that agreement, this Confirmation, together with all other documents referring to the ISDA Form (each a "Confirmation") confirming transactions (each a "Transaction") entered into between us (notwithstanding anything to the contrary in a Confirmation) shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Form as if we had executed an agreement on the Trade Date of the first such Transaction between us in such form with the Schedule thereto (i) specifying only that (a) the governing law is the law of the State of New York without reference to choice of law doctrine and (b) the Termination Currency is U.S., Dollars,
     (ii) incorporating the addition to the definition of "Indemnifiable Tax" contained in (page 48 of) the ISDA "Users Guide to the 1992 ISDA Master Agreements" and (iii) incorporating any other modifications to the ISDA form specified below.

          "Loss" payment measure and "Second Method" payment method shall apply to this Transaction.

          MODIFICATIONS TO THE ISDA FORM:


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     (a) "Threshold" means, with respect to Party A: 3% of its shareholders'
     equity (i.e., the sum of capital and disclosed reserves as reported in the most recently published annual audited consolidated financial statements of Deutsche Bank AG).

     "Threshold" means, with respect to Party B or any Credit Support Provider: the higher of $50,000,000 or 1% of its shareholders' equity (as calculated in accordance with generally accepted accounting principles applicable to
     it).

     (b) The "Cross Default" provision of Section 5(a)(vi) of the ISDA Master Agreement will apply to both parties and is hereby amended by adding the following at the end hereof:

     and if, and only if, the other party determines in good faith that it has reasonable grounds to conclude that the performance by the Defaulting Party of its financial obligations hereunder is endangered.

     If such provisions apply:

     For Party A and Party B, "Specified Indebtedness" will mean (x) all obligations of that person identified as Specified Indebtedness in Section 14 of the ISDA Master Agreement (except as excluded in the proviso to this definition below), as well as all reimbursement obligations in respect of letters of credit or financial guaranty insurance or surety bonds issued for the account of that person, provided, however, that obligations in respect of interbank deposits received shall not constitute Specified Indebtedness for purposes of clause (2) of Section 5(a)(iv) of the ISDA Master Agreement to the extent they are not paid when due only as the result of inadvertence or administrative error and (y) all Derivatives Transactions (other than any Specified Transaction) of the party.

     "Derivative Transaction" in the case of a party, means: any transaction (including an agreement with respect thereto) now existing or hereafter entered into between such party (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and any other person or entity (including, without limitation, the other party), including without limitation any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, repurchase or reverse repurchase transaction, foreign exchange transaction, commodity transaction, credit derivative transaction, securities lending transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option, any transaction that is a "swap agreement", "commodity contract", or "forward contract" under the U.S. Bankruptcy Code as amended, or any other similar transaction (including any option with respect to any of these transactions).

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

GENERAL TERMS

     Trade Date:                March 23, 2000

     Option Style:              European

     Shares: "CSCO", Cusip# 1727R102, common stock of Cisco Systems, Inc.. (the "Issuer").

     Number of Options:         20,800

     Option Entitlement:        100 Share(s) per Option

     Multiple Exercise:         Inapplicable

     Exchange:                  The Nasdaq Stock Market, or any successor to
                                such exchange or quotation system.



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     Related Exchange(s):       Any relevant exchange or recognized
                                quotation system (and any other successor thereto) on which futures and/or options contracts on the Share is traded, as determined by the Calculation Agent.

     Calculation Agent:         Party A

     Netting of Premiums:       Applicable. Netting of Premium payments
                                shall occur between Component #1 and
                                Component #2 for this Transaction.

     Premium:                   USD 0.00


COMPONENT #1:

     Option Type:               Put

     Seller:                    Party A

     Buyer:                     Party B

     Strike Price:              USD 66.7508

     Premium:                   USD 0.00

     Premium Payment Date:      Inapplicable

     Component #1 Option
     Seller's Agent
     Telephone Number and
     Facsimile Number and
     Contact Details for
     Purpose of Giving
     Notice:                    John Castle
                                Tel: (330) 664-1000


COMPONENT #2 OPTION:

     Option Type:               Call

     Seller:                    Party B

     Buyer:                     Party A

     Strike Price:              USD 94.2508

     Premium:                   USD 0.00

     Premium Payment Date:      Inapplicable

     Component #2 Option
     Seller's Agent
     Telephone Number and
     Facsimile Number and
     Contact Details for
     Purpose of Giving
     Notice:                    Gary Zentner
                                Tel: (212) 469-4940


PROCEDURE FOR EXERCISE:

     Expiration Time:           5:00 p.m. (local time in New York)

     Expiration Date:           March 26, 2001

     Automatic Exercise:        Applicable



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     Linked Transaction:        Neither Component #1 nor Component #2 of
                                this Transaction may be exercised,
                                transferred or terminated independently of the other. Upon exercise of either of Component #1 or Component #2, the other component shall automatically be terminated and the Buyer and Seller of such terminated component shall have no further rights or obligations thereunder.


VALUATION:

     Valuation Time:            4:00 p.m. (New York time)

     Valuation Date:            The Expiration Date

SETTLEMENT TERMS:

     SETTLEMENT:                THIS TRANSACTION SHALL BE PHYSICALLY-SETTLED
                                UNLESS PARTY B REQUESTS IN WRITING OR
                                TELEPHONICALLY (CONFIRMED IN WRITING) NOT
                                LATER THAN 12:00 P.M. (LOCAL TIME IN NEW
                                YORK), TEN (10) EXCHANGE BUSINESS DAYS PRIOR
                                TO THE EXERCISE DATE THAT THE TRANSACTION
                                WILL BE CASH-SETTLED. FAILURE TO PROVIDE
                                WRITTEN CONFIRMATION WILL NOT AFFECT THE
                                VALIDITY OF AN ORAL NOTICE.

WITH RESPECT TO THE EXERCISE DATE, IF PARTY B DOES NOT GIVE NOTICE OF ITS ELECTION TO CASH-SETTLE, THEN THE OPTION SHALL BE PHYSICALLY-SETTLED AND THE FOLLOWING TERMS SHALL APPLY;

     PHYSICAL SETTLEMENT:       APPLICABLE

     FAILURE TO DELIVER:        APPLICABLE

     REFERENCE PRICE:           THE LAST SALE PRICE PER SHARE ON THE EXCHANGE
                                AT THE EXPIRATION TIME ON THE EXPIRATION DATE.

With respect to the Exercise Date, if Party B does give notice of its election to Cash-settle, then the Option shall be Cash-settled and the following terms shall apply;

     Cash Settlement:           Applicable

     Settlement Price:          The last sale price per Share quoted by the
                                Exchange at the Valuation Time on the
                                Valuation Date.

     Strike Price
     Differential:              (i) In the case of the Put, an amount equal
                                to the greater of (a) the excess of the
                                Strike Price over the Settlement Price, and
                                (b) zero.

                                (ii) In the case of the Call, an amount
                                equal to the greater of (a) the excess of the Settlement Price over the Strike Price, and (b) zero.

     Cash Settlement
     Payment Date:              3 Currency Business Days after the Valuation
                                Date.


ADJUSTMENTS:

     Method of Adjustment:      Calculation Agent Adjustment

     Potential Adjustment       Section 9.1(e) of the Equity Definitions is
     Events:                    amended by replacing the existing words in
                                subparagraph (iii) with the words, "an
                                Extraordinary Cash Dividend".



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EXTRAORDINARY CASH DIVIDEND:    Means, as determined by the Calculation
                                Agent, (i) any cash dividend declared on the Shares at a time when the Issuer has not previously declared or paid dividends on such Shares for the prior four quarterly periods; (ii) any cash dividend declared on the Shares that is greater than the Expected Dividend Amount; or (iii) any other "special" cash dividend on the Shares which is, by its terms or declared intent, declared and paid outside the normal operations or normal dividend procedures of the Issuer; PROVIDED that, in all cases, the related ex-dividend date occurs during the period from and including the Trade Date to and including the Expiration Date.

                                For purposes hereof, "Expected Dividend
                                Amount" shall mean USD 0.00.


STRIKE PRICE ADJUSTMENT:        In the event of an Extraordinary Cash
                                Dividend, the Strike Price of the Put Option and the Call Option shall be decreased by an amount equal to the sum of the Excess
                                Dividend Amount and the Interest Amount, as determined by the Calculation Agent.

                                For purposes hereof,

                           (1) "Excess Dividend Amount" shall mean, (a) in the case of the Extraordinary Cash Dividend described in (i) above, the amount of the cash dividend; (b) in the case of the Extraordinary Cash Dividend described in
                                (ii) above, the amount by which the relevant cash dividend exceeds the Expected Dividend Amount; and (c) in the case of the Extraordinary Cash Dividend described in
                                (iii) above, the amount of the "special" cash dividend.

                           (2)  "Interest Amount" shall mean the product of
                                (a) the Excess Dividend Amount and (b) the prevailing LIBOR rate (or such other swap rate as provided by the Calculation Agent) with a designated maturity that most closely approximates the number of days from and including the relevant ex-dividend date to but excluding the Expiration Date and (c) the number of days elapsed from and including such relevant ex-dividend date to and including the Expiration Date DIVIDED by 360.


EXTRAORDINARY EVENTS:

     Consequences of Merger Events:

     (a)  Share-for-Share:      Calculation Agent Adjustment

     (b)  Share-for-Other:      Merger Event Termination (as defined below)

     (c)  Share-for-Cash:       Means a Share-for-Other Merger Event in
                                which the Other Consideration consists
                                solely of cash. The Consequence of such
                                Merger Event shall be Merger Event
                                Termination (as defined below)

     (d)  Share-for-Combined:   Merger Event Termination (as defined below)

     Calculation Agent
     Adjustment:                For purposes of the relevant Consequence of
                                Merger Event for which Calculation Agent applies, the Calculation Agent will make such adjustments, effective as of the Merger
                                Date, in respect of the Strike Price, Number of Options, Option Entitlement and any


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                                other variable relevant to the exercise,
                                settlement or payment terms of the
                                Transaction, as the Calculation Agent
                                determines appropriate in its good faith commercially reasonable judgment, with reference (as deemed appropriate) to any relevant adjustment rules and precedents in effect for any primary options exchange for exchange traded options on the relevant Shares.

     Merger Event
     Termination:               For purposes of the relevant Consequences of
                                Merger Event for which Merger Event Termination applies, effective as of the Merger Date, the Transaction shall be terminated and, in such connection, the Calculation Agent shall determine the Early Termination Amount.

NATIONALIZATION OR INSOLVENCY:  Extraordinary Event Termination (as defined below).

     Extraordinary Event
     Termination:               For purposes of a Nationalization or Insolvency
                                event effective as of the date designated by the Calculation Agent (the "Event Date"), the
                                Transaction shall be terminated and, in such connection, the Calculation Agent shall determine the Early Termination Amount.

MISCELLANEOUS:

     Additional Termination
     Event(s):                  The occurrence of the following events shall
                                constitute an Additional Termination Event with respect to this Transaction solely and the amount payable by either party will be determined by the Calculation Agent using the valuation methods provided for in Early
                                Termination Amount. The affected party shall give written notice to the other party and the Calculation Agent indicating the effective date of termination ("Event Date") and final settlement thereof.

                           (a) Any "Hedging Disruption Event", which term shall mean with respect to either party any inability, due to market illiquidity, Illegality (as defined in the ISDA Form, but with respect to the Transaction hedge), or lack of availability of hedging transaction market participants, to establish, re-establish or maintain any hedging transaction(s) necessary in the normal course of such party's business of hedging the price and market risk of entering into and performing under the Transaction.

                           (b) Any "Regulatory Change" that: (a) shall subject Party A or any of its Affiliates to any loss due to the characterization of any payments or deliveries made under this Transaction; (b) shall impose or adversely modifies any reserve, special deposit, compulsory loan or similar requirement against assets acquired or to be acquired pursuant to this Transaction; (c) shall, in Party A's good faith determination (taking into account Party A's policies with respect to net capital and capital adequacy) affect the amount of capital to be maintained by Party A or any Affiliate, or the amount of such regulatory capital is increased as a direct or indirect consequence of this Transaction; or (d) shall have the effect of reducing the rate of return on Party A's capital as a direct or indirect consequence of this Transaction;

                           "Regulatory Change" shall mean the introduction or change after the Trade Date of this Transaction in the United States or the United Kingdom (or other relevant jurisdiction of the Issuer or Exchange respecting the Shares) of any law or regulation or in



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                           the interpretation application or administration
                           thereof, or the adoption or making after such date of any directive by the United States or the United Kingdom (or above referenced other jurisdiction) court or governmental authority or any requests (whether or not having the force of law) of any regulatory authority having jurisdiction over Party A or its Affiliates;

                           (c) Any "Issuer Disruption Event", which term shall mean any legal or regulatory action, order or proceeding affecting the Issuer, as a result of which the related Shares are no longer (or any Settlement Shares are not) freely tradeable (as determined by the Calculation Agent), including without limitation the issuance of any regulatory stop order respecting the Shares (or any Settlement Shares), cessation of the effectiveness of any registration statement relating to the Shares (or any Settlement Shares), the delisting or ceasing of trading of the Shares on the Exchange (other than by reason of a Market Disruption Event).


     Early Termination
     Amount: The Calculation Agent shall determine termination amounts employing (among other considerations) the following factors: (A) the average of the Transaction option volatility (using Calculation Agent's Black-Scholes-derived option pricing model) for a sixty (60) day historical period (i.e., "60-day trailing volatility") immediately preceding, and ending on, the Event Date (or Announcement Date, in the case of the relevant Merger Event); and (B) the then prevailing market pricing (or the Calculation Agent's good faith determination of pricing) of the relevant Shares as of the Event Date (or Merger Date, in the case of the relevant Merger Event).


3.   COLLATERAL:

     Party B hereby pledges and grants to Party A a continuing first priority security interest in and a lien upon and right of set-off against, with power of sale, all of its right title and interest in and to the Shares to secure the prompt and complete payment and performance when due of Party B's obligations under the Transaction until fully paid and performed. The parties agree that this Confirmation constitutes, among other things, a security agreement with respect to the Shares under Articles 8 and 9 of the New York Uniform Commercial Code ("NYUCC").

     The Shares subject to this pledge ("Pledge") shall be the same as the Shares underlying the Transaction, and the pledge of the Shares shall secure Party B's obligations under the Transaction. In connection with the occurrence and continuation of an Event of Default or Termination Event with respect to Party B, Party A and its affiliates shall be entitled to realize upon any and all Shares pledged to Party A to satisfy Party B obligations under any and all then-outstanding Transactions.

     In order to perfect the security interest of Party A in the Shares, Party B shall deliver and pledge such Shares as security hereunder in accordance with such procedures as required by Party A from time to time and take such other action as Party A may request to establish the "control" (within the meaning of Section 8-106 of the NYUCC) of Party A and/or Party A's Collateral Custodian over the Shares including the following express grant of control: Party A, Party B and Deutsche Bank Securities Inc. ("DBSI") agree that DBSI is authorized and agrees to transfer the Shares to a securities account of Party A, to be held in a segregated manner. Party A, Party B and DBSI agree that DBSI is authorized and agrees to act on instructions (including entitlement orders under the NYUCC) originated by Party A without further consent of Party B as required by the NYUCC.



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     Each party hereto agrees that the Shares credited to a securities account will be treated as a "Financial Asset" under the NYUCC. "Collateral Custodian" means a "securities intermediary" (as defined in the NYUCC) and/or, in the case of cash, a financial institution designated by Party A as its agent to hold the Shares in accordance with the terms of this Pledge. The Collateral Custodian may be an affiliate of Party A or an unaffiliated securities intermediary and/or financial institution in the United States.

     In the event that an Event of Default or Termination Event has occurred and is continuing with respect to Party B, Party A may exercise in respect of the Shares, in addition to the rights and remedies otherwise available to it, all the rights and remedies of a secured party on default under the NYUCC, and Party A may sell the Shares or any part thereof upon such terms as Party A may deem commercially reasonable. To the extent permitted by applicable law, Party A or its affiliates may be the purchaser of the whole or any part of the Shares so sold. In the event that an Event of Default or Termination Event has occurred and is continuing in connection with the Shares, Party A is hereby authorized and empowered, at its election, to act with respect to the Shares or the proceeds thereof as though Party A were the outright owner thereof, Party B hereby irrevocably constituting Party A as its proxy and attorney-in-fact, coupled with an interest, with full power of substitution to do so.

     The parties hereto agree that Party A is entitled, but not required, to take ownership of the Shares pledged herein, in full satisfaction of the delivery obligations of Party B under the Transaction, free of any lien or pledge on such Shares.

4.   REPRESENTATIONS:

     Each party represents to the other party as of the date that it enters into this Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Transaction):

     (i) NON-RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether the Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction, it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered to be investment advice or a recommendation to enter into the Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

     (ii) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts the terms and conditions and risks of this Transaction. It is also capable of assuming, and assumes, the risks of the Transaction.

      (iii) STATUS OF PARTIES. The other party is not acting as a fiduciary for or adviser to it in respect of this Transaction.

      (iv) U.S. FEDERAL SECURITIES LAWS. It understands that the offer and sale of the Options constituting a Transaction is intended to be exempt from registration under the US Securities Act of 1933, as amended (the "Securities Act"), by virtue of Section 4(2) thereof. In furtherance thereof, it represents and warrants that (a) it is experienced in investing in or otherwise entering into options and other financial instruments similar to the Transaction and has determined that the Transaction is suitable investment for it, and (b) it is an institution which qualifies as an "accredited investor" or "qualified institutional buyer" as such terms are defined under relevant regulations promulgated under the Securities Act.



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5.   ACCOUNT DETAILS:

     Payment to PARTY A in USD:           Attn: John Canale
                                          Bank of New York
                                          ABA # 021000018
                                          A/C # 8900327634
                                          A/C Deutsche Bank Securities Inc.
                                          FBO: Deutsche Bank AG London

     Payment to PARTY B in USD:           Please Advise

6.   CONTACT NAMES PARTY A:

     Confirmations:                       Tarana Oommen
     Telephone:                           (212) 469-2786
     Fax No.:                             (212) 469-5220

     Payments/Fixings:                    Richard Kennedy
     Telephone:                           (212) 469-4927
     Fax No.:                             (212) 469-4992




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Each Party has agreed to make payments to the other in accordance with this
Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return executed acknowledgment hereof to such effect to the contact person named above who is responsible for the administration of this Transaction. The time of execution of this Transaction will be made available by Party A upon written request.

Party A is regulated by the Securities and Futures Authority

We are very pleased to have concluded this Transaction with you.

Regards,


DEUTSCHE BANK AG, LONDON BRANCH                  REVIEWED BY:


By: /s/ James S. Rowen                          By: /s/ William Davis
    ---------------------------                     -----------------------
Name:   James S. Rowen                                  William Davis
Title:  Attorney-in-Fact



By: /s/ Tanara Oomen                            By: /s/ Gary Zentner
    ---------------------------                     -----------------------
Name:   Tarana Oommen                                   Gary Zentner
Title:  Attorney-in-Fact



DEUTSCHE BANK SECURITIES INC.
acting solely as Agent in
connection with this Transaction


By: /s/ James S. Rowen
    ---------------------------
Name:   James S. Rowen
Title:  Managing Director


By: /s/ Tanara Oomen
    ---------------------------
Name:   Tarana Oommen
Title:  Vice President

Confirmed and Acknowledged as of
the date first above written:


TELXON SYSTEMS SERVICES INC.


By: /s/ Woody M. McGee
    ---------------------------
Name:   Woody M. McGee
Title:  VP CFO



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                                                 [DEUTSCHE BANK SECURITIES LOGO]

                                                  Deutsche Bank Securities, Inc.
                                                  31 West 52nd Street
                                                  New York, NY 10019

                                                  Telephone: (212) 469-5000


As of March 23, 2000

TELXON SYSTEMS SERVICES INC.
Attn: John Castle, VP & Treasurer
Tel: 330-664-1000
Fax: 330-664-2009

SHARE OPTION TRANSACTION CASH OR PHYSICAL SETTLEMENT-DBS REFERENCE NO. 23825

Dear Sir/Madam,

The purpose of this facsimile agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between DEUTSCHE BANK AG ACTING THROUGH ITS LONDON BRANCH ("PARTY A") and TELXON SYSTEMS SERVICES, INC. ("PARTY B") on the Trade Date specified below (the "Transaction"). For purposes of the ISDA Master Agreement referred to below, Component #1 and Component #2 of this Transaction shall constitute a single Transaction. This Confirmation constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below. This Confirmation constitutes the entire agreement and understanding of the parties with respect to the subject matter and terms of the Transaction and supersedes all prior or contemporaneous written and oral communications with respect thereto.

DEUTSCHE BANK AG IS NOT REGISTERED AS A BROKER DEALER UNDER THE U.S. SECURITIES EXCHANGE ACT OF 1934. DEUTSCHE BANK SECURITIES INC. ("DBS") HAS ACTED SOLELY AS AGENT IN CONNECTION WITH THIS TRANSACTION AND HAS NO OBLIGATION, BY WAY OF ISSUANCE, ENDORSEMENT, GUARANTEE OR OTHERWISE WITH RESPECT TO THE PERFORMANCE OF EITHER PARTY UNDER THE TRANSACTION.

The definitions and provisions contained in the 1996 ISDA Equity Derivatives Definitions (the "Equity Definitions"), as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Equity Definitions and this Confirmation, this Confirmation will govern.

1. This Confirmation evidences a complete and binding agreement between Party A and Party B as to the terms of the Transaction to which this Confirmation relates. In addition Party A and Party B agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form") with such modifications as you and we will in good faith agree. Upon execution by Party A and Party B of such an agreement, this Confirmation will supplement, form part of, and be subject to that agreement. All provisions contained or incorporated by reference in that agreement upon its execution will govern this Confirmation. Until we execute and deliver that agreement, this Confirmation, together with all other documents referring to the ISDA Form (each a "Confirmation") confirming transactions (each a "Transaction") entered into between us (notwithstanding anything to the contrary in a Confirmation) shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Form as if we had executed an agreement on the Trade Date of the first such Transaction between us in such form with the Schedule thereto (i) specifying only that (a) the governing law is the law of the State of New York without reference to choice of law doctrine and (b) the Termination Currency is U.S., Dollars,
     (ii) incorporating the addition to the definition of "Indemnifiable Tax" contained in (page 48 of) the ISDA "Users Guide to the 1992 ISDA Master Agreements" and (iii) incorporating any other modifications to the ISDA form specified below.

          "Loss" payment measure and "Second Method" payment method shall apply to this Transaction.


          MODIFICATIONS TO THE ISDA FORM:

     (a) "Threshold" means, with respect to Party A: 3% of its shareholders' equity (i.e., the sum of capital and disclosed reserves as reported in the most recently published annual audited consolidated financial statements of Deutsche Bank AG).

     "Threshold" means, with respect to Party B or any Credit Support Provider: the higher of $50,000,000 or 1% of its shareholders' equity (as calculated in accordance with generally accepted accounting principles applicable to
     it).

     (b) The "Cross Default" provision of Section 5(a)(vi) of the ISDA Master Agreement will apply to both parties and is hereby amended by adding the following at the end hereof:

     and if, and only if, the other party determines in good faith that it has reasonable grounds to conclude that the performance by the Defaulting Party of its financial obligations hereunder is endangered.

     If such provisions apply:

     For Party A and Party B, "Specified Indebtedness" will mean (x) all obligations of that person identified as Specified Indebtedness in Section 14 of the ISDA Master Agreement (except as excluded in the proviso to this definition below), as well as all reimbursement obligations in respect of letters of credit or financial guaranty insurance or surety bonds issued for the account of that person, provided, however, that obligations in respect of interbank deposits received shall not constitute Specified Indebtedness for purposes of clause (2) of Section 5(a)(iv) of the ISDA Master Agreement to the extent they are not paid when due only as the result of inadvertence or administrative error and (y) all Derivatives Transactions (other than any Specified Transaction) of the party.

     "Derivative Transaction" in the case of a party, means: any transaction (including an agreement with respect thereto) now existing or hereafter entered into between such party (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and any other person or entity (including, without limitation, the other party), including without limitation any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, repurchase or reverse repurchase transaction, foreign exchange transaction, commodity transaction, credit derivative transaction, securities lending transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option, any transaction that is a "swap agreement", "commodity contract", or "forward contract" under the U.S. Bankruptcy Code as amended, or any other similar transaction (including any option with respect to any of these transactions).

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

GENERAL TERMS

     Trade Date:                    March 23, 2000

     Option Style:                  European

     Shares: "CSCO", Cusip# 1727R102, common stock of Cisco Systems, Inc.. (the "Issuer").

     Number of Options:             20,800

     Option Entitlement:            100 Share(s) per Option

     Multiple Exercise:             Inapplicable

     Exchange:                      The Nasdaq Stock Market, or any successor to
                                    such exchange or quotation system.

     Related Exchange(s):           Any relevant exchange or recognized
                                    quotation system (and any other successor thereto) on which futures and/or options contracts on the Share is traded, as determined by the Calculation Agent.

     Calculation Agent:             Party A

     Netting of Premiums:           Applicable. Netting of Premium payments
                                    shall occur between Component #1 and
                                    Component #2 for this Transaction.

     Premium:                       USD 0.00


COMPONENT #1:

     Option Type:                   Put

     Seller:                        Party A

     Buyer:                         Party B

     Strike Price:                  USD 59.3340

     Premium:                       USD 0.00

     Premium Payment Date:          Inapplicable

     Component #1 Option
     Seller's Agent Telephone
     Number and Facsimile
     Number and Contact
     Details for Purpose of
     Giving Notice:                 John Castle
                                    Tel: (330) 664-1000


COMPONENT #2 OPTION:

     Option Type:                   Call

     Seller:                        Party B

     Buyer:                         Party A

     Strike Price:                  USD 106.9866

     Premium:                       USD 0.00

     Premium Payment Date:          Inapplicable

     Component #2 Option
     Seller's Agent Telephone
     Number and Facsimile
     Number and Contact
     Details for Purpose of
     Giving Notice:                 Gary Zentner
                                    Tel: (212) 469-4940


PROCEDURE FOR EXERCISE:

     Expiration Time:               5:00 p.m. (local time in New York)

     Expiration Date:               March 26, 2001

     Automatic Exercise:            Applicable

     Linked Transaction:            Neither Component #1 nor Component #2 of
                                    this Transaction may be exercised,
                                    transferred or terminated independently of the other. Upon exercise of either of Component #1 or Component #2, the other component shall automatically be terminated and the Buyer and Seller of such terminated component shall have no further rights or obligations thereunder.

VALUATION:

     Valuation Time:                4:00 p.m. (New York time)

     Valuation Date:                The Expiration Date

SETTLEMENT TERMS:

With respect to the Exercise Date, if Party B does give notice of its election to Cash-settle, then the Option shall be Cash-settled and the following terms shall apply;

     Cash Settlement:               Applicable

     Settlement Price:              The last sale price per Share quoted by the
                                    Exchange at the Valuation Time on the
                                    Valuation Date.

     Strike Price Differential:     (i) In the case of the Put, an amount equal
                                    to the greater of (a) the excess of the
                                    Strike Price over the Settlement Price, and
                                    (b) zero.

                                    (ii) In the case of the Call, an amount
                                    equal to the greater of (a) the excess of the Settlement Price over the Strike Price, and (b) zero.

     Cash Settlement
     Payment Date:                  3 Currency Business Days after the Valuation
                                    Date.

ADJUSTMENTS:

     Method of Adjustment:          Calculation Agent Adjustment

     Potential Adjustment Events:   Section 9.1(e) of the Equity Definitions is
                                    amended by replacing the existing words in subparagraph (iii) with the words, "an
                                    Extraordinary Cash Dividend".

EXTRAORDINARY CASH DIVIDEND:        Means, as determined by the Calculation
                                    Agent, (i) any cash dividend declared on the Shares at a time when the Issuer has not previously declared or paid dividends on such Shares for the prior four quarterly periods; (ii) any cash dividend declared on the Shares that is greater than the Expected
                                    Dividend Amount; or (iii) any other
                                    "special" cash dividend on the Shares which is, by its terms or declared intent, declared and paid outside the normal operations or normal dividend procedures of the Issuer; PROVIDED that, in all cases, the related ex-dividend date occurs during the period from and including the Trade Date to and including the Expiration Date.

                                    For purposes hereof, "Expected Dividend
                                    Amount" shall mean USD 0.00.

STRIKE PRICE ADJUSTMENT:            In the event of an Extraordinary Cash
                                    Dividend, the Strike Price of the Put Option and the Call Option shall be decreased by an amount equal to the sum of the Excess
                                    Dividend Amount and the Interest Amount, as determined by the Calculation Agent.

                                    For purposes hereof,

                               (1) "Excess Dividend Amount" shall mean, (a) in the case of the Extraordinary Cash Dividend described in (i) above, the amount of the cash dividend; (b) in the case of the Extraordinary Cash Dividend described in
                                    (ii) above, the amount by which the relevant cash dividend exceeds the Expected Dividend Amount; and (c) in the case of the Extraordinary Cash Dividend described in
                                    (iii) above, the amount of the "special" cash dividend.

                               (2)  "Interest Amount" shall mean the product of
                                    (a) the Excess Dividend Amount and (b) the prevailing LIBOR rate (or such other swap rate as provided by the Calculation Agent) with a designated maturity that most closely approximates the number of days from and including the relevant ex-dividend date to but excluding the Expiration Date and (c) the number of days elapsed from and including such relevant ex-dividend date to and including the Expiration Date DIVIDED by 360.

EXTRAORDINARY EVENTS:

     Consequences of Merger Events:

     (a)  Share-for-Share:          Calculation Agent Adjustment

     (b)  Share-for-Other:          Merger Event Termination (as defined below)

     (c)  Share-for-Cash:           Means a Share-for-Other Merger Event in
                                    which the Other Consideration consists
                                    solely of cash. The Consequence of such
                                    Merger Event shall be Merger Event
                                    Termination (as defined below)

     (d)  Share-for-Combined:       Merger Event Termination (as defined below)

     Calculation Agent Adjustment:  For purposes of the relevant Consequence of
                                    Merger Event for which Calculation Agent applies, the Calculation Agent will make such adjustments, effective as of the Merger Date, in respect of the Strike Price, Number of Options, Option Entitlement and any other variable relevant to the exercise, settlement or payment terms of the Transaction, as the Calculation Agent determines appropriate in its good faith commercially reasonable judgment, with reference (as deemed appropriate) to any relevant adjustment rules and precedents in effect for any primary options exchange for exchange traded options on the relevant Shares.

     Merger Event Termination:      For purposes of the relevant Consequences of
                                    Merger Event for which Merger Event
                                    Termination applies, effective as of the Merger Date, the Transaction shall be terminated and, in such connection, the Calculation Agent shall determine the Early
                                    Termination Amount.

NATIONALIZATION OR INSOLVENCY:      Extraordinary Event Termination (as defined
                                    below).

     Extraordinary Event
     Termination:                   For purposes of a Nationalization or
                                    Insolvency event effective as of the date designated by the Calculation Agent (the
                                    "Event Date"),
                                    the Transaction shall be terminated and, in such connection, the Calculation Agent shall determine the Early Termination Amount.

MISCELLANEOUS:

     Additional Termination
     Event(s):                      The occurrence of the following events shall
                                    constitute an Additional Termination Event with respect to this Transaction solely and the amount payable by either party will be determined by the Calculation Agent using the valuation methods provided for in Early
                                    Termination Amount. The affected party shall give written notice to the other party and the Calculation Agent indicating the effective date of termination ("Event Date") and final settlement thereof.

                                    (a)  Any "Hedging Disruption Event",
                                         which term shall mean with respect
                                         to either party any inability, due
                                         to market illiquidity, Illegality
                                         (as defined in the ISDA Form, but
                                         with respect to the Transaction
                                         hedge), or lack of availability of
                                         hedging transaction market
                                         participants, to establish,
                                         re-establish or maintain any
                                         hedging transaction(s) necessary in
                                         the normal course of such party's
                                         business of hedging the price and
                                         market risk of entering into and
                                         performing under the Transaction.

                                    (b)  Any "Regulatory Change" that: (a)
                                         shall subject Party A or any of its
                                         Affiliates to any loss due to the
                                         characterization of any payments or
                                         deliveries made under this
                                         Transaction; (b) shall impose or
                                         adversely modifies any reserve,
                                         special deposit, compulsory loan or
                                         similar requirement against assets
                                         acquired or to be acquired pursuant
                                         to this Transaction; (c) shall, in
                                         Party A's good faith determination
                                         (taking into account Party A's
                                         policies with respect to net
                                         capital and capital adequacy)
                                         affect the amount of capital to be
                                         maintained by Party A or any
                                         Affiliate, or the amount of such
                                         regulatory capital is increased as
                                         a direct or indirect consequence of
                                         this Transaction; or (d) shall have
                                         the effect of reducing the rate of
                                         return on Party A's capital as a
                                         direct or indirect consequence of
                                         this Transaction;

                                    "Regulatory Change" shall mean the
                                    introduction or change after the Trade Date of this Transaction in the United States or the United Kingdom (or other relevant jurisdiction of the Issuer or Exchange respecting the Shares) of any law or regulation or in the interpretation application or administration thereof, or the adoption or making after such date of any directive by the United States or the United Kingdom (or above referenced other jurisdiction) court or governmental authority or any requests (whether or not having the force of law) of any regulatory authority having jurisdiction over Party A or its Affiliates;

                                    (c)  Any "Issuer Disruption Event",
                                         which term shall mean any legal or
                                         regulatory action, order or
                                         proceeding affecting the Issuer, as
                                         a result of which the related
                                         Shares are no longer (or any
                                         Settlement Shares are not) freely
                                         tradeable (as determined by the
                                         Calculation Agent), including
                                         without limitation the issuance of
                                         any regulatory stop order
                                         respecting the Shares (or any
                                         Settlement Shares), cessation of
                                         the effectiveness of any
                                         registration statement relating to
                                         the Shares (or any Settlement
                                         Shares), the delisting or ceasing
                                         of
                                         trading of the Shares on the Exchange
                                         (other than by reason of a Market
                                         Disruption Event).

     Early Termination Amount:      The Calculation Agent shall determine
                                    termination amounts employing (among other considerations) the following factors: (A) the average of the Transaction option volatility (using Calculation Agent's
                                    Black-Scholes-derived option pricing model) for a sixty (60) day historical period
                                    (i.e., "60-day trailing volatility")
                                    immediately preceding, and ending on, the Event Date (or Announcement Date, in the case of the relevant Merger Event); and (B) the then prevailing market pricing (or the Calculation Agent's good faith determination of pricing) of the relevant Shares as of the Event Date (or Merger Date, in the case of the relevant Merger Event).


3.   COLLATERAL:

     Party B hereby pledges and grants to Party A a continuing first priority security interest in and a lien upon and right of set-off against, with power of sale, all of its right title and interest in and to the Shares to secure the prompt and complete payment and performance when due of Party B's obligations under the Transaction until fully paid and performed. The parties agree that this Confirmation constitutes, among other things, a security agreement with respect to the Shares under Articles 8 and 9 of the New York Uniform Commercial Code ("NYUCC").

     The Shares subject to this pledge ("Pledge") shall be the same as the Shares underlying the Transaction, and the pledge of the Shares shall secure Party B's obligations under the Transaction. In connection with the occurrence and continuation of an Event of Default or Termination Event with respect to Party B, Party A and its affiliates shall be entitled to realize upon any and all Shares pledged to Party A to satisfy Party B obligations under any and all then-outstanding Transactions.

     In order to perfect the security interest of Party A in the Shares, Party B shall deliver and pledge such Shares as security hereunder in accordance with such procedures as required by Party A from time to time and take such other action as Party A may request to establish the "control" (within the meaning of Section 8-106 of the NYUCC) of Party A and/or Party A's Collateral Custodian over the Shares including the following express grant of control: Party A, Party B and Deutsche Bank Securities Inc. ("DBSI") agree that DBSI is authorized and agrees to transfer the Shares to a securities account of Party A, to be held in a segregated manner. Party A, Party B and DBSI agree that DBSI is authorized and agrees to act on instructions (including entitlement orders under the NYUCC) originated by Party A without further consent of Party B as required by the NYUCC.

     Each party hereto agrees that the Shares credited to a securities account will be treated as a "Financial Asset" under the NYUCC. "Collateral Custodian" means a "securities intermediary" (as defined in the NYUCC) and/or, in the case of cash, a financial institution designated by Party A as its agent to hold the Shares in accordance with the terms of this Pledge. The Collateral Custodian may be an affiliate of Party A or an unaffiliated securities intermediary and/or financial institution in the United States.

     In the event that an Event of Default or Termination Event has occurred and is continuing with respect to Party B, Party A may exercise in respect of the Shares, in addition to the rights and remedies otherwise available to it, all the rights and remedies of a secured party on default under the NYUCC, and Party A may sell the Shares or any part thereof upon such terms as Party A may deem commercially reasonable. To the extent permitted by applicable law, Party A or its affiliates may be the purchaser of the whole or any part of the Shares so sold. In the event that an Event of Default or Termination Event has occurred and is continuing in connection with the Shares, Party A is hereby authorized and empowered, at its election, to act with respect to the Shares or the proceeds thereof as though Party A were the outright owner thereof, Party B hereby irrevocably constituting Party A as its proxy and attorney-in-fact, coupled with an interest, with full power of substitution to do so.

     The parties hereto agree that Party A is entitled, but not required, to take ownership of the Shares pledged herein, in full satisfaction of the delivery obligations of Party B under the Transaction, free of any lien or pledge on such Shares.

4.   REPRESENTATIONS:

     Each party represents to the other party as of the date that it enters into this Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Transaction):

     (i) NON-RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether the Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction, it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered to be investment advice or a recommendation to enter into the Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

     (ii) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts the terms and conditions and risks of this Transaction. It is also capable of assuming, and assumes, the risks of the Transaction.

     (iii) STATUS OF PARTIES. The other party is not acting as a fiduciary for or adviser to it in respect of this Transaction.

     (iv) U.S. FEDERAL SECURITIES LAWS. It understands that the offer and sale of the Options constituting a Transaction is intended to be exempt from registration under the US Securities Act of 1933, as amended (the "Securities Act"), by virtue of Section 4(2) thereof. In furtherance thereof, it represents and warrants that (a) it is experienced in investing in or otherwise entering into options and other financial instruments similar to the Transaction and has determined that the Transaction is suitable investment for it, and
           (b) it is an institution which qualifies as an "accredited investor" or "qualified institutional buyer" as such terms are defined under relevant regulations promulgated under the Securities Act.

5.   ACCOUNT DETAILS:

     Payment to PARTY A in USD:          Attn: John Canale
                                         Bank of New York
                                         ABA # 021000018
                                         A/C # 8900327634
                                         A/C Deutsche Bank Securities Inc.
                                         FBO: Deutsche Bank AG London

     Payment to PARTY B in USD:          Please Advise

6.   CONTACT NAMES PARTY A:

     Confirmations:                     Tarana Oommen
     Telephone:                         (212) 469-2786
     Fax No.:                           (212) 469-5220

     Payments/Fixings:                  Richard Kennedy
     Telephone:                         (212) 469-4927
     Fax No.:                           (212) 469-4992


Each Party has agreed to make payments to the other in accordance with this Confirmation. Please confirm that the foregoing correctly sets forth the terms of our agreement by sending a return executed acknowledgment hereof to such effect to the contact person named above who is responsible for the administration of this Transaction. The time of execution of this Transaction will be made available by Party A upon written request.

Party A is regulated by the Securities and Futures Authority

We are very pleased to have concluded this Transaction with you.

Regards,

DEUTSCHE BANK AG, LONDON BRANCH                 REVIEWED BY:


By: /s/ James S. Rowen                          By: /s/ William Davis
    -------------------------------                 ------------------------
Name:   James S. Rowen                                  William Davis
Title:  Attorney-in-Fact



By: /s/ Tanara Oomen                           By: /s/ Gary Zentner
    -------------------------------               -------------------------
Name:   Tarana Oommen                                  Gary Zentner
Title:  Attorney-in-Fact



DEUTSCHE BANK SECURITIES INC.
acting solely as Agent in
connection with this Transaction


By: /s/ James S. Rowen
   --------------------------------
Name:   James S. Rowen
Title:  Managing Director


By: /s/ Tanara Oomen
   --------------------------------
Name:   Tarana Oommen
Title:  Vice President

Confirmed and Acknowledged as of the date first above written:



TELXON SYSTEMS SERVICES INC.


By: /s/ Woody M. McGee
   --------------------------------
Name:   Woody M. McGee
Title:  VP CFO